SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                          ----------------------

                                 FORM 8-K
                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported):
                               August 5, 2002

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                         WERNER ENTERPRISES, INC.
          (Exact name of registrant as specified in its charter)


     NEBRASKA                       0-14690                      47-0648386
(State or other jurisdiction of  (Commission File             (IRS Employer
incorporation or organization)        Number)           Identification No.)


14507 FRONTIER ROAD
POST OFFICE BOX 45308
OMAHA, NEBRASKA                      68145                    (402)895-6640
(Address of principal            (Zip Code) (Registrant's telephone number)
   executive offices)

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS

     Exhibit 99.1 Statement under Oath of Clarence L. Werner, Principal Executive Officer of Werner Enterprises, Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings dated July 23, 2002.

     Exhibit 99.2 Statement under Oath of John J. Steele, Principal Financial Officer of Werner Enterprises, Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings dated July 23, 2002.


ITEM 9.   REGULATION FD DISCLOSURE

     On August 5, 2002, the Registrant sent by overnight delivery for filing with the Securities and Exchange Commission sworn statements of the Principal Executive Officer and the Principal Financial Officer required under
Section 21(a)(1) of the Securities Exchange Act of 1934 (Order No. 4-460) issued June 27, 2002.

     A copy of each statement is attached as an Exhibit (99.1 and 99.2).

Limitation on Incorporation by Reference

     In accordance with general instruction B.2 of Form 8-K, the information in this report and the attached exhibits is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.


                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WERNER ENTERPRISES, INC.


Date:      August 5, 2002               By:  /s/ John J. Steele
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                                             John J. Steele
                                             Vice President, Treasurer and
                                               Chief Financial Officer


Date:      August 5, 2002               By:  /s/ James L. Johnson
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                                             James L. Johnson
                                             Vice President, Controller and
                                              Corporate Secretary